UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2017

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803

(A Missouri Corporation)

1200 Main Street

Kansas City, Missouri 64105

(816) 556-2200

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of shareholders held on November 21, 2017, the shareholders of Great Plains Energy Incorporated (“Great Plains Energy”) approved a proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2017, by and among Westar Energy, Inc. (“Westar Energy”), Great Plains Energy, Monarch Energy Holding, Inc., King Energy, Inc. and, solely for the purposes set forth therein, GP Star, Inc. (the “Great Plains Energy Merger” proposal).

In addition at the special meeting of shareholders, the shareholders of Great Plains Energy approved a proposal to approve, on a non-binding, advisory basis, the merger-related compensation arrangements of Great Plains Energy’s named executive officers (the “Merger-Related Compensation” proposal).

The shareholders of Great Plains Energy also approved any motion to adjourn the Great Plains Energy special meeting, if necessary (the “Meeting Adjournment” proposal).

Set forth below are the numbers of votes cast for or against, the number of abstentions and the number of broker non-votes with respect to the three matters voted on at the special meeting.

		FOR	AGAINST	ABSTAINED	BROKER NON- VOTES
1.	Great Plains Energy Merger proposal	166,829,769	2,400,066	6,522,039	0
2.	Merger-Related Compensation proposal	108,780,607	60,053,296	6,917,971	0
3.	Meeting Adjournment proposal	121,671,680	47,070,380	7,009,814	0

Item 8.01	Other Events.

On November 21, 2017, Great Plains Energy and Westar Energy issued a joint press release announcing that the shareholders of Great Plains Energy and Westar Energy had approved their respective merger-related proposals. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint press release of Great Plains Energy Incorporated and Westar Energy, Inc., dated November 21, 2017.

Forward-Looking Statements

Statements made in this current report that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements relating to the anticipated merger transaction of Great Plains Energy and Westar Energy, including those that relate to the expected financial and operational benefits of the merger to the companies and their shareholders (including cost savings, operational efficiencies and the impact of the anticipated merger on earnings per share), the expected timing of closing, the outcome of regulatory proceedings, cost estimates of capital projects, dividend growth, share repurchases, balance sheet and credit ratings, rebates to customers, employee issues and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities

Litigation Reform Act of 1995, Great Plains Energy is providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and Westar Energy; changes in business strategy, operations or development plans; the outcome of contract negotiations for goods and services; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates that the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including, but not limited to, cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; Great Plains Energy’s and Westar Energy’s ability to successfully manage and integrate their respective transmission joint ventures; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; the ability of Great Plains Energy and Westar Energy to obtain the regulatory approvals necessary to complete the anticipated merger or the imposition of adverse conditions or costs in connection with obtaining regulatory approvals; the risk that a condition to the closing of the anticipated merger may not be satisfied or that the anticipated merger may fail to close; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the anticipated merger; the costs incurred to consummate the anticipated merger; the possibility that the expected value creation from the anticipated merger will not be realized, or will not be realized within the expected time period; difficulties related to the integration of the two companies; the credit ratings of the combined company following the anticipated merger; disruption from the anticipated merger making it more difficult to maintain relationships with customers, employees, regulators or suppliers; the diversion of management time and attention on the anticipated merger; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. Additional risks and uncertainties are discussed in the joint proxy statement/prospectus and other materials that Great Plains Energy, Westar Energy and Monarch Energy Holding, Inc. (Monarch Energy) filed with Securities and Exchange Commission (SEC) in connection with the anticipated merger. Other risk factors are detailed from time to time in quarterly reports on Form 10-Q and annual reports on Form 10-K filed by Great Plains Energy and Westar Energy with the SEC. Each forward-looking statement speaks only as of the date of the particular statement. Monarch Energy, Great Plains Energy and Westar Energy undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Chief Compliance Officer and Corporate Secretary

Date: November 21, 2017